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                                                                    Exhibit 23.2


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of FortuNet, Inc. on Form S-1 of our report, dated September 9, 2005, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the captions "Experts" in such Prospectus.


/s/ Schechter Dokken Kanter Andrews & Selcer Ltd


Minneapolis, Minnesota
September 16, 2005